                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Anthony F. Daddino, Joseph T. McLaughlin, Neil Radey, Richard E. Thornburgh and Lewis H. Wirshba and each of them severally, his, her or its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, her or it and in his, her, or its name, place and stead, in any and all capacities, to sign and file
(i) a registration statement on Form S-3 of Credit Suisse First Boston (USA), Inc., including any and all amendments and supplements (including post-effective amendments) thereto, with all exhibits thereto, and other documents in connection therewith, and (ii) a registration statement, and any and all amendments thereto, relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                   NAME                                               TITLE                                    DATE
                   ----                                               -----                                    ----

/s/ ALLEN D. WHEAT                          Director, President and Chief Executive Officer             May 30, 2001
-----------------------------------
Allen D. Wheat

/s/ ANTHONY F. DADDINO                      Director, Chief Financial and Administrative Officer        May 30, 2001
-----------------------------------
Anthony F. Daddino

/s/ DAVID C. FISHER                         Chief Accounting Officer                                    May 30, 2001
-----------------------------------
David C. Fisher


-----------------------------------         Director
Robert M. Baylis

/s/ BRADY W. DOUGAN                         Director, Division Head -- Equities                         May 30, 2001
-----------------------------------
Brady W. Dougan

/s/ CAROL B. EINIGER                        Director                                                    May 30, 2001
-----------------------------------
Carol B. Einiger

/s/ GATES H. HAWN                           Director, Division Head -- Financial Services               May 30, 2001
-----------------------------------
Gates H. Hawn

/s/ STEPHEN A. M. HESTER                    Director, Division Head -- Fixed Income                     May 30, 2001
-----------------------------------
Stephen A. M. Hester

/s/ HAMILTON E. JAMES                       Director, Division Co-Head -- Investment Banking            May 30, 2001
-----------------------------------
Hamilton E. James

/s/ JOSEPH T. McLAUGHLIN
-----------------------------------         Director, General Counsel                                   June 5, 2001
Joseph T. McLaughlin


                   NAME                                               TITLE                                    DATE
                   ----                                               -----                                    ----
/s/ JOE L. ROBY                             Director                                                    May 30, 2001
-----------------------------------
Joe L. Roby

/s/ PHILIP K. RYAN                          Director                                                    May 30, 2001
-----------------------------------
Philip K. Ryan


-----------------------------------         Director, Division Head -- Finance, Administration
Richard E. Thornburgh                       & Operations

/s/ MAYNARD J. TOLL, JR.                    Director                                                    May 30, 2001
-----------------------------------
Maynard J. Toll, Jr.

/s/ CHARLES G. WARD III                     Director, Division Co-Head -- Investment Banking            May 30, 2001
-----------------------------------
Charles G. Ward III






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